Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
    This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of February 3, 2026 (the "First Amendment Effective Date"), is entered into by and among LIBERTY ENERGY INC., a Delaware corporation ("Parent"), LIBERTY ENERGY SERVICES LLC, a Texas limited liability company ("Liberty"), FREEDOM PROPPANT LLC, a Delaware limited liability company ("Proppant"), LIBERTY POWER INNOVATIONS LLC, a Texas limited liability company ("Liberty Power"), LOS LEASING COMPANY LLC, a Texas limited liability company ("LOS Leasing"), LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC, a Texas limited liability company ("LAET"), PROPPANT EXPRESS SOLUTIONS, LLC, a Delaware limited liability company ("PROPX), LIBERTY WHOLESALE COMMODITIES LLC, a Texas limited liability company ("Commodities"; and together with Liberty, Proppant, Liberty Power, LOS Leasing, LAET and PROPX, the "Borrowers"), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
WITNESSETH
WHEREAS, the Borrowers, the lenders from time to time party thereto (the "Lenders") and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 24, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the First Amendment Effective Date, the "Existing Credit Agreement", and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this First Amendment, the "Credit Agreement");
WHEREAS, the parties hereto desire to enter into this First Amendment, to, among other things, amend certain terms of the Existing Credit Agreement as set forth herein, in each case, to be effective as of the First Amendment Effective Date; and
WHEREAS, subject to and upon the terms and conditions set forth herein, each Lender has agreed to enter into this First Amendment and amend the Existing Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.
Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the First Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:
(a)Additional Definitions. Section 1.1 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

(i)"ABL Priority Collateral" means the "Collateral" as such term is defined in each of the Guaranty and Security Agreements on the First Amendment Effective Date.
"Additional Term Loan Intercreditor Agreement" has the meaning given to it in clause (s) of the definition of "Permitted Indebtedness".
(ii)"First Amendment" means the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among the Borrowers, Parent, the other Guarantors party thereto, the Lenders party thereto and Agent.
(iii)"First Amendment Effective Date" means February 3, 2026.
"Permitted Bridge Indebtedness" means (a) Indebtedness of the Borrowers in respect of a "bridge" loan facility incurred on or prior to June 30, 2026, which has a scheduled maturity date not later than 365 days from the date of incurrence, in an aggregate principal amount not to exceed $600,000,000, so long as such Indebtedness (i) is secured only as permitted under clause (y) of the definition of Permitted Liens, (ii) does not include any financial covenants or other covenants or agreements that, taken in the aggregate, are materially more restrictive than the financial covenants and other covenants and agreements set forth in this Agreement, (iii) is otherwise on terms and conditions reasonably acceptable to Agent, and (iv) is only guaranteed by Loan Parties and (b) any guarantee by any Loan Party of Indebtedness described in clause (a); provided that Agent shall have received (x) a duly executed Additional Term Loan Intercreditor Agreement in respect thereof, in form and substance reasonably satisfactory to Agent and the Borrowers, (y) duly executed amendments to each Guaranty and Security Agreement, in form and substance reasonably satisfactory to Agent, granting to Agent a security interest in certain additional assets and properties of the Loan Parties to cause compliance with Section 5.12(b), and (z) all other documentation reasonably requested by Agent, including without limitation, one or more opinions of counsel (including Canadian counsel) reasonably satisfactory to Agent and amendments to the UCC-1 or PPSA financing statements, as applicable, of the Loan Parties in connection therewith.
(b)Amended and Restated Definitions. The following definitions contained in Section 1.1 of the Existing Credit Agreement shall be amended and restated in their respective entireties to read in full as follows:
"Excluded Subsidiary" means (a) any Unrestricted Subsidiary, (b) any CFC or FSHCO (other than a Canadian Guarantor), and (c) any direct or indirect Subsidiary of a CFC or FSHCO the direct or indirect pledge of assets by such Subsidiary to support the Loans or guaranty of the Loans could reasonably be expected to give rise to a current or future income inclusion to any Loan Party or

Subsidiary thereof under Section 951 or 956 of the IRC, as determined by the Administrative Borrower.
"Loan Documents" means this Agreement, the First Amendment, the Control Agreements, any Borrowing Base Certificate, the Fee Letter, the Guaranty and Security Agreements, any Intercompany Subordination Agreement, any Issuer Documents, the Letters of Credit, any Additional Term Loan Intercreditors Agreement or other intercreditor agreement, any note or notes executed by Borrowers in connection with this Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and any member of the Lender Group in connection with this Agreement (but specifically excluding Bank Product Agreements).
"Maturity Date" means the earliest to occur of (a) July 24, 2030 or (b) the date that is ninety-one (91) days prior to the stated maturity date of any Permitted Bridge Indebtedness or any Refinancing Indebtedness in respect thereof, if such Permitted Bridge Indebtedness or such Refinancing Indebtedness remains outstanding on such date.
(c)Amendment to the Definition of Permitted Indebtedness. The definition of "Permitted Indebtedness" contained in Section 1.1 of the Existing Credit Agreement shall be amended by:
(i)replacing the reference to "$300,000,000" contained in clause (h) therein with a reference to "$600,000,000"; and
(ii)restating clause (r) therein in its entirety to read in full as follows:
(d)(r)     Permitted Bridge Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, in each case, so long as no Permitted Convertible Indebtedness is outstanding (provided, that the foregoing requirement with respect to Permitted Convertible Indebtedness shall not restrict the Loan Parties from using the proceeds of Permitted Convertible Indebtedness substantially concurrently with the incurrence of such Permitted Convertible Indebtedness to repay in full all Permitted Bridge Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness, in each case, incurred pursuant to this clause (r)),
(e)Amendment to the Definition of Permitted Liens. The definition of "Permitted Liens" contained in Section 1.1 of the Existing Credit Agreement shall be amended by:
(i)deleting the reference to "and" at the end of clause (w) therein;
(ii)replacing the reference to "." contained in clause (x) therein with a reference to ", and";

(iii)adding a new clause (y) immediately following clause (x) therein to read in full as follows:
(y)     Liens securing the Indebtedness permitted under clause (r) of the definition of Permitted Indebtedness to the extent such Lien is subject to an Additional Term Loan Intercreditor Agreement; provided that such Liens may only secure such Indebtedness on a first lien basis with respect to assets and properties of the Loan Parties which do not constitute ABL Priority Collateral (and Agent would be granted a second priority security interest in such non-ABL Priority Collateral substantially concurrently with the granting of a first priority security interest therein) and otherwise may secure such Indebtedness on a junior basis with respect to assets and properties of the Loan Parties which constitute ABL Priority Collateral.
(iv)replacing the reference to "clauses (a), (f), (w), and (x)" contained in the last paragraph therein with a reference to "clauses (a), (f), (w), (x) and (y)".
(f)Amendment to Section 4.4(b) of the Existing Credit Agreement. Section 4.4(b) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     (b)    Agent's Liens are validly created, perfected (other than (i) money, (ii) letter-of-credit rights (other than supporting obligations), (iii) commercial tort claims (other than those that, by the terms of the applicable Guaranty and Security Agreement, are required to be perfected), and (iv) any Deposit Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 7(k)(iv) of the applicable Guaranty and Security Agreement, and subject only to the filing of financing statements, in each case, in the appropriate filing offices), and first priority Liens, subject only to Permitted Liens which are non-consensual Permitted Liens, Liens securing Permitted Purchase Money Indebtedness, or the interests of lessors under Capital Leases and, Liens permitted under clauses (t) and (y) of the definition of Permitted Liens.
(g)Amendment to Section 5.11 of the Existing Credit Agreement. Section 5.11 of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
Section 5.11 Formation of Subsidiaries. Each Loan Party will (a) if such Loan Party forms or acquires any direct or indirect Subsidiary, (b) if any direct or indirect Subsidiary of such Loan Party that previously was an Unrestricted Subsidiary becomes a Restricted Subsidiary as a result of a Subsidiary Redesignation or if such Unrestricted Subsidiary otherwise fails to constitute an Unrestricted Subsidiary hereunder, or (c) if any direct or indirect Subsidiary of such Loan Party that was previously an Excluded Subsidiary pursuant to clause (b) or (c) of the definition thereof ceases to be an Excluded Subsidiary, in each case, within fifteen Business Days of such event (or such later date as permitted by Agent in its sole discretion), unless such Subsidiary is otherwise an Excluded Subsidiary, (i) cause such Subsidiary to (A) if such Subsidiary is a Domestic

Subsidiary and Administrative Borrower requests, subject to the consent of Agent (such consent not to be unreasonably withheld, conditioned or delayed), that such Domestic Subsidiary be joined as a Borrower hereunder, provide to Agent a Joinder to this Agreement and (B) provide to Agent a joinder to the applicable Guaranty and Security Agreement, in each case, together with such other security agreements, as well as appropriate financing statements, all in form and substance reasonably satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary required to be pledged) and (ii) provide to Agent all other documentation, including the Governing Documents of such Subsidiary and one or more opinions of counsel reasonably satisfactory to Agent, which, in its opinion, is reasonably appropriate with respect to the execution and delivery of the applicable documentation referred to above.
(h)Amendment to Section 6.2 of the Existing Credit Agreement. Section 6.2 of the Existing Credit Agreement shall be amended by replacing the reference to "clauses (a), (b), and (x) of the definition of Permitted Liens" contained therein with a reference to "clauses (a), (b), (x), and (y) of the definition of Permitted Liens".
(i)Amendment to Section 6.6(b)(i) of the Existing Credit Agreement. Section 6.6(b)(i) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
    (i)    any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness other than (A) the Obligations in accordance with this Agreement, (B) Hedge Obligations, (C) Permitted Intercompany Advances, (D) Indebtedness permitted under clauses (c), (h), (j) and (k) of the definition of Permitted Indebtedness and (E) secured Indebtedness under clauses (r) and (s) of Permitted Indebtedness (or any Refinancing Indebtedness in respect thereof incurred in accordance with the applicable Additional Term Loan Intercreditor Agreement) in accordance with the applicable Additional Term Loan Intercreditor Agreement, or
(j)Amendment to Section 6.13(b) of the Existing Credit Agreement. Section 6.13(b) of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(b)    create, incur, assume or permit to exist any Indebtedness (other than Indebtedness of the types described in clauses (a), (d), (e), (g), (h) (along with any obligations under any related Permitted Bond Hedge Transaction and/or Permitted Warrant Transaction), (i), (j), (k), (l), (m), (n), (o), (p), (q), (r), (s), (t) or (u) of the definition of "Permitted Indebtedness", in each case, subject to the limitations set forth therein, including any applicable caps on amounts) or grant any Lien encumbering any of its properties or assets (other than Liens of a type described in clauses (a), (b), (c), (g), (h), (i), (j), (m), (n), (o), (q), (s), (t), (u), (v) or (y) of the definition of "Permitted Liens", in each case, subject to the limitations set forth therein).

(k)Amendment to Section 6.15 of the Existing Credit Agreement. Clause (iv) of the proviso at the end of Section 6.15 of the Existing Credit Agreement shall be amended and restated in its entirety to read in full as follows:
(l)(iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by (A) clause (c) of the definition of Permitted Indebtedness if such restrictions or conditions apply only to the property or assets securing such Indebtedness or (B) clause (r) of the definition of Permitted Indebtedness if such restrictions or conditions are in accordance with the terms of the Additional Term Loan Intercreditor Agreement applicable to such Indebtedness,
(m)Amendment to Schedule 5.1 of the Existing Credit Agreement. Schedule 5.1 of the Existing Credit Agreement shall be amended by:
(i)restating clause (b) contained therein in its entirety to read in full as follows:
(b)     a Compliance Certificate (which shall provide a calculation for the financial covenants set forth in Section 7 regardless of whether such financial covenant is then being tested) and at any time all of the Subsidiaries (without giving effect to the second sentence of the definition thereof) of Parent are not Restricted Subsidiaries, a certificate of the chief financial officer or treasurer of Administrative Borrower setting forth consolidating spreadsheets that show all of the Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of Parent, and

(ii)restating clause (e) contained therein in its entirety to read in full as follows:
(e)     a Compliance Certificate (which shall provide a calculation for the financial covenants set forth in Section 7 regardless of whether such financial covenant is then being tested) and at any time all of the Subsidiaries (without giving effect to the second sentence of the definition thereof) of Parent are not Restricted Subsidiaries, a certificate of the chief financial officer or treasurer of Administrative Borrower setting forth consolidating spreadsheets that show all of the Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of Parent, and

Section 3.Conditions to First Amendment Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this First Amendment are subject to the satisfaction of each of the following conditions precedent:
(a)Counterparts.     The Administrative Agent shall have received counterparts of this First Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party, the Administrative Agent and the Lenders constituting Required Lenders.
(b)Fees. The Administrative Agent shall have received (i) all fees due and payable to it on or prior to the First Amendment Effective Date and (ii) all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) required to be paid for which invoices have been presented at least two (2) Business Days prior to the First Amendment Effective Date.
The Administrative Agent shall notify the Administrative Borrower, the Lenders and the Issuing Banks of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 4.Amendment to Guaranty and Security Agreements and Additional Term Loan Intercreditor Agreement. For the avoidance of doubt, the Lenders hereby authorize the Administrative Agent to execute and deliver, substantially concurrently with the incurrence of (a) Permitted Bridge Indebtedness, an amendment to each Guaranty and Security Agreement and (b) Permitted Bridge Indebtedness or any Refinancing Indebtedness in respect of such Indebtedness, an Additional Term Loan Intercreditor Agreement with respect to such Permitted Bridge Indebtedness or such Refinancing Indebtedness, in each case, in form and substance reasonably satisfactory to the Administrative Agent, as contemplated by the definition of Permitted Bridge Indebtedness.
Section 5.Representations and Warranties.
(a)Ratification and Affirmation. Each Loan Party hereto hereby: (i) acknowledges the terms of this First Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the provisions of this First Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as though made on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the First Amendment Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the First Amendment Effective Date to any Lender in connection with this First Amendment is true and correct in all material respects. It is the intention of the parties hereto that neither this First Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this First Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Obligations, each Loan Party hereby grants to the Administrative Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date, for the benefit of each member of the Lender Group and each of the Bank Product Providers, a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.

(b)Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this First Amendment; (ii) the execution, delivery and performance by such Loan Party of this First Amendment has been duly authorized by all necessary action on its part; (iii) this First Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this First Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this First Amendment nor the consummation of the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any member of the Lender Group or Bank Product Provider) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
Section 6.Effect of Amendment. From and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the "Credit Agreement" in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.
Section 7.GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
Section 9.Severability. In the event any one or more of the provisions contained in this First Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.
Section 10.No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement. This First

Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.
Section 11.Successors and Assigns. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 12.Counterparts; Integration; Effectiveness. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words "execution", "signed", "signature", "delivery", and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to the procedures approved by it. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Subject to the terms and conditions set forth herein, this First Amendment shall become effective on the First Amendment Effective Date.
[Signature Pages Follow]

    IN WITNESS WHEREOF, this First Amendment has been duly executed as of the day and year first above written.

BORROWERS:	LIBERTY ENERGY SERVICES LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
FREEDOM PROPPANT LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LIBERTY POWER INNOVATIONS LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LOS LEASING COMPANY LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LIBERTY ADVANCED EQUIPMENT TECHNOLOGIES LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

PROPPANT EXPRESS SOLUTIONS, LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LIBERTY WHOLESALE COMMODITIES LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
PARENT:	LIBERTY ENERGY INC. By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
OTHER LOAN PARTIES:	LIBERTY POWER & LOGISTICS LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LIBERTY POWER REAL ESTATE COMPANY LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

LIBERTY POWER TRUCKING LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LIBERTY ENERGY RE HOLDINGS LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
IMG MIDSTREAM LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
IMG SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
IMG DEVELOPMENT LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
IMG ENERGY SERVICES LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

PG SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
JACKSON FALLS SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
MCFARLAND SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
MCLANE SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
GLADE RUN SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
MCVILLE SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
RIVER HAWK SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

LORAIN SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
PERRY SOLAR LLC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LOS CANADA HOLDINGS INC. By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary
LOS CANADA OPERATIONS ULC By: /s/ R. Sean Elliott Name: R. Sean Elliott Title: Chief Legal Officer and Corporate Secretary

[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By: /s/ Cameron Strock
Name: Cameron Strock
Title: Authorized Officer

[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

WELLS FARGO BANK, N.A., as Lender

By: /s/ Reid A. Smith
Name: Reid A. Smith
Title: Authorized Signatory
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

BANK OF AMERICA, N.A., as Lender

By: /s/ Griffin Bayoud
Name: Griffin Bayoud
Title: Vice President
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

BANK OZK, as Lender

By: /s/ Norma L. Carpenter
Name: Norma L. Carpenter
Title: Managing Director
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

BOKF, NA DBA BOK FINANCIAL, as Lender

By: /s/ Thomas J. Veitenhaus
Name: Thomas J. Veitenhaus
Title: SVP Asset Based Lending
[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender

By: /s/ Landon Gracey
Name: Landon Gracey
Title: SF Regional Credit Manager

[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Roopa Chandra
Name: Roopa Chandra
Title: Authorized Signatory

[Signature Page to First Amendment to Credit Agreement –
Liberty Energy Services LLC (February 2026)]